                                                                    EXHIBIT 99.1



CONTACTS:  Media Contact:                 Investor/Financial Analyst Contact:
           Ashley Vandiver                Heidi Reiter
           Internet Security Systems      Internet Security Systems
           404-236-2796                   404-236-4053
           avandiver@iss.net              hreiter@iss.net

FOR IMMEDIATE RELEASE

          INTERNET SECURITY SYSTEMS REPORTS SECOND QUARTER 2003 RESULTS
                         ALSO PROVIDES UPDATED GUIDANCE

ATLANTA, GA. -- JULY 16, 2003 -- Internet Security Systems, Inc. (ISS) (Nasdaq:
ISSX), a leading global provider of enterprise security solutions, today announced financial results for the second quarter ended June 30, 2003. Additionally, the Company is providing its business outlook for the third quarter ending September 30, 2003 and updating its outlook for the full year.

SECOND QUARTER AND YEAR-TO-DATE 2003 REVENUES

          Revenues were $59,125,000 for the second quarter of 2003, a two percent decrease compared with second quarter 2002 revenues of $60,031,000. Revenues for the six months ended June 30, 2003 were $118,578,000 compared with $118,408,000 for the comparable period of 2002.

PRO FORMA EARNINGS

         Pro forma net income for the second quarter of 2003 was $5,878,000, or $0.12 per diluted share, compared to $5,342,000, or $0.11 per diluted share, in the second quarter of 2002. Pro forma net income for the six months ended June 30, 2003 was $12,342,000, or $0.25 per diluted share, compared to $10,065,000, or $0.21 per diluted share, in the comparable period of 2002.

         Pro forma net income excludes the after-tax impact of non-cash acquisition expense for amortization of intangibles and compensation charges for unvested stock options, as stated and reconciled on the accompanying Consolidated Statements of Operations.

GAAP EARNINGS

         Reported net income under generally accepted accounting principles
(GAAP) for the second quarter of 2003 was $4,891,000, or $0.10 per diluted share, compared to net income of $4,125,000 or $0.08 per diluted share, in the second quarter of 2002. Reported net income for the six months ended June 30, 2003 was $10,253,000, or $0.21 per diluted share, compared to $7,494,000, or
$0.15 per diluted share, in the comparable period of 2002.

         "We are proud of our team's performance and market leadership," said Tom Noonan, chairman, president and chief executive officer of Internet Security Systems. "We made excellent progress on our key growth strategies, including the introduction of our first Proventia(TM) protection appliances, which performed well ahead of our expectations. This new, end-to-end family of protection products is built as a platform to go beyond today's stand alone security products. No longer must the industry endure the complexity, cost and lost productivity of managing a disparate collection of firewalls, anti-virus, web filtering, anti-spam, and intrusion protection systems. Operated through a single management system, the Proventia family puts you in control of your security to flexibly protect the network from today's ever changing threats."

BUSINESS HIGHLIGHTS TO DATE

         During the quarter, Internet Security Systems announced the company's entry into the security appliance market with the introduction of its Proventia family of network protection appliances, including the A201, A604, A1204 and A1204F. The Proventia appliances are an integral component of ISS' Dynamic Threat Protection(TM) enterprise security platform, combining the industry's best-in-class protection technology with world-renowned security intelligence to provide customers with maximum protection for the best value. Proventia appliances feature unified, multi-function protection capabilities designed to identify and prevent many forms of attack with minimal user intervention. They are optimized for the most demanding network environments yet easy to deploy, easy to use and centrally managed, making them extremely cost-effective.

         ISS also announced another significant advancement to its Dynamic Threat Protection platform that enables fast, accurate defense for networks, servers and desktops against known and unknown threats. The advancement includes improved vulnerability detection for the network with Internet Scanner(R) 7.0 and enhanced host protection with RealSecure(R) Server 7.0 and RealSecure Desktop 7.0.

         ISS introduced the X-Force(TM) Catastrophic Risk Index (CRI), a list of the most serious, high-risk vulnerabilities and attacks currently affecting computer networks. Developed by the X-Force and publicly available on the ISS Web site, the X-Force CRI acts as a best practices guide for companies looking to prioritize protection around threats and vulnerabilities posing the greatest risk to confidentiality, integrity and availability of essential business systems.

         Also during the quarter, Infonetics Research issued its "Intrusion Detection and Prevention Products, Quarterly Worldwide Market Share and Forecasts for 1Q03, May 2003, " which reported that Internet Security Systems earned 47 percent of the worldwide network-based Intrusion Detection and Prevention software market, based on revenue, in the first quarter of 2003--nearly six times that of its nearest competitor. The report showed that ISS also led the overall worldwide Intrusion Detection and Prevention market, which includes both software and hardware, in first quarter 2003 with 20 percent market share, based on revenue.

UPDATED BUSINESS OUTLOOK FOR 2003

         The following statements are based on current expectations for the third quarter and fiscal year 2003 regarding ISS' revenues and earnings per share. These statements are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. ISS will keep its earnings release and published expectations publicly available on its Web site (www.iss.net). Prior to the start of ISS' quiet period, the public can continue to rely on the expectations published in this earnings release and Web site as being its current expectations on matters covered, unless ISS publishes a notice stating otherwise. Towards the end of each fiscal quarter, ISS will have a "quiet period" when ISS and its representatives will not comment concerning previously published financial expectations, and we disclaim any obligation to update during the quiet period. The public should not rely on previously published expectations during the quiet period. ISS' quiet period at the end of the third quarter is expected to run from September 15, 2003 until the earnings are released in October 2003.

         ISS continues to expect that the enterprise spending environment will remain difficult for the balance of 2003. Accordingly, ISS intends to continue its focus on business efficiencies until such time as there are indications that spending intentions are strengthening.

         For the year ending December 31, 2003, ISS is updating its guidance to revenues in the range of $238,000,000 to $248,000,000 and pro forma net income of $0.50 to $0.57 per diluted share. For the quarter ending September 30, 2003, ISS currently expects to achieve revenues in the range of $58,000,000 to $62,000,000 and pro forma net income in the range of $0.11 to $0.14 per diluted share. Pro forma net income excludes the after-tax impact of non-cash acquisition related expenses, as stated and reconciled in the accompanying Business Outlook Reconciliation table.

 EARNINGS CONFERENCE CALL

         The Company's conference call regarding this press release is being held July 16, 2003, at 4:30 p.m. Eastern Daylight Time and can be accessed as follows:

DATE/TIME: Wednesday, July 16, 2003 at 4:30 p.m. Eastern

DIAL IN:
Domestic                     888-522-9191
International                773-756-4600
Passcode                     ISSX (or 4779)

A live Webcast of this conference call will be available at www.iss.net (click on About ISS, then Investor Relations, then Conference Calls) and will remain accessible until August 31, 2003. A rebroadcast of the teleconference will be available from 5:00 p.m., July 16 until 5:00 p.m., July 23, 2003.

REBROADCAST DIAL IN:
Domestic                     800-937-2125
International                402-220-3077
Passcode                     ISSX (or 4779)

Additional investor information can be accessed on the Internet Security Systems Web site or by contacting the Investor Relations department at 888- 901-7477.

ABOUT INTERNET SECURITY SYSTEMS, INC.

         Internet Security Systems, Inc. is a world leader in products and services that protect critical information assets from an ever-changing spectrum of threats and misuse. Products from Internet Security Systems dynamically detect, prevent and respond to sophisticated threats to networks, servers and desktops. Services include 24/7 system monitoring, emergency response and access to the X-Force, Internet Security Systems' renowned research and development team. Internet Security Systems is the trusted security provider for more than 11,000 corporate customers, including all of the Fortune 50, the top 10 largest U.S. securities firms, 10 of the world's largest telecommunications companies and major agencies and departments within U.S. local, state and federal governments. Headquartered in Atlanta, Internet Security Systems has additional operations throughout the Americas, Asia, Australia, Europe and the Middle East. For more information, visit the Internet Security Systems Web site at www.iss.net or call 888-901-7477.

                                      # # #

FORWARD-LOOKING STATEMENTS AND PRO FORMA RESULTS

This release, other than historical information, includes forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements include our Business Outlook and statements regarding new products, products under development and related plans. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS' products; customer budgets; the volume and timing of orders; product and price competition; ISS' ability to develop new and enhanced products; acceptance of new and enhanced products by customers; ISS' ability to assimilate acquisitions or investments; ISS' ability to attract and retain key personnel; reliance on distribution channels through which ISS' products are sold; the growth in the acceptance and use of the Internet and of private Internet-based networks or "intranets"; the extent to which unauthorized access to and use of online information is perceived as a threat to network security; the assertion of infringement claims with respect to ISS' intellectual property; foreign currency exchange rates; risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in ISS' periodic filings with the Securities and Exchange Commission, including ISS' 2002 Annual Report on Form 10-K and March 31, 2003 Quarterly Report on Form 10-Q. These filings can be obtained either by contacting ISS Investor Relations or through ISS' Web site at www.iss.net or the Securities and Exchange Commission's Web site at "http://www.sec.gov".

ISS believes that Pro Forma Earnings, which exclude the after-tax effect of non-cash acquisition related expenses, is an additional meaningful measure of operating performance. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to ISS operating and other financial information as determined under accounting principles generally accepted in the United States of America. ISS believes that its presentation of pro forma earnings and pro forma operating margin provides useful information to investors as a measure of operating performance basic to the its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS uses the pro forma earnings measure to provide its forward-looking guidance and compare with financial analysts estimates, and uses pro forma earnings and operating margin measures to evaluate its internal performance, including as a basis for calculating incentive compensation.

Internet Security Systems, Proventia, Dynamic Threat Protection, and X-Force are trademarks, and RealSecure and Internet Scanner are registered trademarks of Internet Security Systems, Inc. All other companies and products mentioned are trademarks and property of their respective owners.

                         INTERNET SECURITY SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                       THREE MONTHS ENDED JUNE 30,
                                                                                       ----------------------------
                                                                                         2003                2002
                                                                                       --------            --------
Revenues:
  Product licenses and sales                                                           $ 24,349            $ 30,187
  Subscriptions                                                                          27,926              22,788
  Professional services                                                                   6,850               7,056
                                                                                       --------            --------
                                                                                         59,125              60,031
Costs and expenses:
  Cost of revenues:
    Product licenses and sales                                                            1,804               1,344
    Subscriptions and professional services                                              12,539              13,362
                                                                                       --------            --------
  Total cost of revenues                                                                 14,343              14,706

  Research and development                                                               10,121               8,821
  Sales and marketing                                                                    20,995              23,902
  General and administrative                                                              5,439               6,832
  Amortization of intangibles & stock based compensation                                  1,325               1,464
                                                                                       --------            --------
                                                                                         52,223              55,725

Operating income                                                                          6,902               4,306

Interest income, net                                                                        737                 872
Minority interest                                                                           (14)                (68)
Other income                                                                                  9               1,873
Exchange gain (loss)                                                                        225                (100)
                                                                                       --------            --------
Income before income taxes                                                                7,859               6,883
Provision for income taxes                                                                2,968               2,758
                                                                                       --------            --------
Net income                                                                             $  4,891            $  4,125
                                                                                       ========            ========

Basic net income per share of Common Stock                                             $   0.10            $   0.09
                                                                                       ========            ========
Diluted net income per share of Common Stock                                           $   0.10            $   0.08
                                                                                       ========            ========

Weighted average number of shares:
  Basic                                                                                  49,510              48,340
                                                                                       ========            ========
  Diluted                                                                                50,452              48,927
                                                                                       ========            ========

PRO FORMA RESULTS FOR THE THREE MONTHS ENDED JUNE 30, 2003 AND JUNE 30, 2002,
EXCLUDING AMORTIZATION OF INTANGIBLES AND STOCK BASED COMPENSATION EXPENSE:

Operating income                                                                       $  6,902            $  4,306
Add back amortization of intangibles and stock based compensation expense                 1,325               1,464
                                                                                       --------            --------
Pro forma operating income                                                                8,227               5,770
Other income, net                                                                           957               2,577
                                                                                       --------            --------
Pro forma income before income taxes                                                      9,184               8,347
Provision for income taxes                                                                3,306               3,005
                                                                                       --------            --------
Pro forma net income                                                                   $  5,878            $  5,342
                                                                                       ========            ========

Pro forma operating margin                                                                   14%                 10%
                                                                                       ========            ========
Pro forma diluted net income per share of Common Stock                                 $   0.12            $   0.11
                                                                                       ========            ========

                         INTERNET SECURITY SYSTEMS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                        SIX MONTHS ENDED JUNE 30,
                                                                                     ------------------------------
                                                                                        2003                2002
                                                                                     ------------------------------
Revenues:
  Product licenses and sales                                                         $  50,613            $  60,400
  Subscriptions                                                                         54,824               43,110
  Professional services                                                                 13,141               14,898
                                                                                     ---------            ---------
                                                                                       118,578              118,408

Costs and expenses:
  Cost of revenues:
    Product licenses and sales                                                           3,245                3,671
    Subscriptions and professional services                                             24,887               25,871
                                                                                     ---------            ---------
  Total cost of revenues                                                                28,132               29,542

  Research and development                                                              19,792               17,428
  Sales and marketing                                                                   42,171               46,589
  General and administrative                                                            10,979               12,276
  Amortization of intangibles & stock based compensation                                 2,729                2,960
                                                                                     ---------            ---------
                                                                                       103,803              108,795

Operating income                                                                        14,775                9,613

Interest income, net                                                                     1,380                1,602
Minority interest                                                                         (102)                (207)
Other income                                                                                33                1,836
Exchange gain (loss)                                                                       469                  (77)
                                                                                     ---------            ---------
Income before income taxes                                                              16,555               12,767
Provision for income taxes                                                               6,302                5,273
                                                                                     ---------            ---------
Net income                                                                           $  10,253            $   7,494
                                                                                     =========            =========


Basic net income per share of Common Stock                                           $    0.21            $    0.16
                                                                                     =========            =========
Diluted net income  per share of Common Stock                                        $    0.21            $    0.15
                                                                                     =========            =========

Weighted average number of shares:
  Basic                                                                                 49,249               47,924
                                                                                     =========            =========
  Diluted                                                                               49,934               48,773
                                                                                     =========            =========

PRO FORMA RESULTS FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND JUNE 30, 2002,
EXCLUDING AMORTIZATION OF INTANGIBLES AND STOCK BASED COMPENSATION EXPENSE:

Operating income                                                                     $  14,775            $   9,613
Add back amortization of intangibles and stock based compensation expense                2,729                2,960
                                                                                     ---------            ---------
Pro forma operating income                                                              17,504               12,573
Other income, net                                                                        1,780                3,154
                                                                                     ---------            ---------
Pro forma income before income taxes                                                    19,284               15,727
Provision for income taxes                                                               6,942                5,662
                                                                                     ---------            ---------
Pro forma net income                                                                 $  12,342            $  10,065
                                                                                     =========            =========

Pro forma operating margin                                                                  15%                  11%
                                                                                     =========            =========
Pro forma diluted net income per share of Common Stock                               $    0.25            $    0.21
                                                                                     =========            =========

                         INTERNET SECURITY SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS
           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                     JUNE 30,       DECEMBER 31,
                                                                                                        2003             2002
                                                                                                     ---------      -------------
                                    ASSETS
Current assets:
  Cash and cash equivalents                                                                          $ 165,488        $ 148,317
  Marketable securities                                                                                 60,186           53,999
  Accounts receivable, less allowance for doubtful accounts of $3,477 and  $2,790 respectively          51,311           56,700
  Inventory                                                                                                450            1,055
  Prepaid expenses and other current assets                                                              8,746            7,000
                                                                                                     ---------        ---------
    Total current assets                                                                               286,181          267,071

Property and equipment:
  Computer equipment                                                                                    42,698           38,403
  Office furniture and equipment                                                                        20,400           21,446
  Leasehold improvements                                                                                22,329           21,183
                                                                                                     ---------        ---------
                                                                                                        85,427           81,032
  Less accumulated depreciation                                                                         46,609           39,313
                                                                                                     ---------        ---------
                                                                                                        38,818           41,719
Restricted marketable securities                                                                        14,125           14,690
Goodwill, less accumulated amortization of $27,381                                                     200,864          200,464
Other intangible assets, less accumulated amortization of $11,719 and $9,223,
  respectively                                                                                          12,889           15,384
Other assets                                                                                             6,899            7,240
                                                                                                     ---------        ---------
    Total assets                                                                                     $ 559,776        $ 546,568
                                                                                                     =========        =========


                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                                                   $   3,552        $   1,765
  Accrued expenses                                                                                      19,730           22,332
  Deferred revenues                                                                                     53,120           55,587
                                                                                                     ---------        ---------
    Total current liabilities                                                                           76,402           79,684

Other non-current liabilities                                                                            2,472            2,328

Stockholders' equity:
  Preferred stock; $.001 par value; 20,000,000 shares authorized, none issued
   or outstanding                                                                                         --               --
  Common stock; $.001 par value; 120,000,000 shares authorized, 49,668,000 and
   49,544,000 shares issued and outstanding, respectively                                                   50               50
  Additional paid-in-capital                                                                           470,883          463,779
  Deferred compensation                                                                                   (285)            (702)
  Accumulated other comprehensive income                                                                 1,666              949
  Retained earnings                                                                                     12,767            2,514
  Less treasury stock, at cost (306,000 and 133,000 shares, respectively)                               (4,179)          (2,034)
                                                                                                     ---------        ---------
    Total stockholders' equity                                                                         480,902          464,556
                                                                                                     ---------        ---------
    Total liabilities and stockholders' equity                                                       $ 559,776        $ 546,568
                                                                                                     =========        =========

                         BUSINESS OUTLOOK RECONCILIATION


This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.



                                                        Q3 2003 RANGE                                ANNUAL 2003 RANGE
                                              -------------------------------------       -------------------------------------
                                                  Low end              Upperend               Low end              Upper end
                                              ---------------       ---------------       ---------------       ---------------

Expected revenues                             $    58,000,000       $    62,000,000       $   238,000,000       $   248,000,000
                                              ===============       ===============       ===============       ===============

Expected net income per share                 $          0.09       $          0.12       $          0.42       $          0.49

Add back per share impact of
  amortization and stock based
  compensation                                $          0.02       $          0.02       $          0.08       $          0.08
                                              ---------------       ---------------       ---------------       ---------------

Expected pro forma net income per share       $          0.11       $          0.14       $          0.50       $          0.57
                                              ===============       ===============       ===============       ===============